CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amended Quarterly Report on Form 10-QSB of Wisedriver.com, Inc. for the quarter ending June 30, 2003, I, Joshua Berger, Chief Executive Officer and Chief Financial Officer of Wisedriver.com, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Amended Quarterly Report of Form 10-QSB for the period ending June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Amended Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fairly represents in all material respects, the financial condition and results of operations of Wisedriver.com, Inc.

Dated:    October 12, 2004

Wisedriver.com, Inc.

By:  /s/ Joshua Berger
-----------------------------------------
Chief Executive Officer
Chief Financial Officer